UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 20, 2010

APEXTALK HOLDINGS INC.
 (Exact name of registrant as specified in its charter)

Delaware	333-153838	26-1402471
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

637 Howard Street San Francisco, CA 94105
(Address of principal executive offices) (Zip Code)

(888) 494-2330
 (Registrant’s telephone number, including area code)

–––––––––––––––– Copies to: Richard I. Anslow, Esq. Anslow + Jaclin, LLP 195 Route 9 South, Suite 204 Manalapan, New Jersey 07726 (732) 409-1212
––––––––––––––––

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Legal Proceedings

On December 16, 2010, Dongguan Suile Trading Co., Ltd. (“Dongguan”) commenced an action against us in the Supreme Court of New York, alleging that we defaulted on terms in an agreement (the “Agreement”) between us and Dongguan, entitling Dongguan to compensatory damages and an award of attorney’s fees. In the action, Dongguan sought compensatory damages equal to $2,500,383.00, plus interest at a rate of 9%, reasonable attorneys’ fees and costs, pursuant to the terms of the Agreement, and any other relief as the court deems just and proper.

Item 9.01 Financial Statement and Exhibits

(a)  Financial Statements of Business Acquired

None.

(b)  Pro Forma Financial Information

None.

(c)  Shell Company Transactions

None.

(d)  Exhibits

Exhibit No.	Description

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

APEXTALK HOLDING, INC.

Date: December 23, 2010	By:	/s/ Hui Liu
Hui Liu Chief Executive Officer